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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 8-K, into Microtune, Inc.'s previously filed Registration Statement File No. 333-67850, No. 333-47646 and No. 333-55504.


        /s/ ARTHUR ANDERSEN LLP


November 14, 2001
San Diego, California